SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date earliest event reported) January 11, 1999

                         Worksafe Industries Inc. f/k/a
                         Eastco Industrial Safety Corp.
               (Exact name of registrant as specified in charter)

New York                              0-8027                   11-1874010
(State or other jurisdiction       (Commission                (IRS Employer
of incorporation)                  File Number)               Identification
                                                                 Number)


            130 West 10th Street, Huntington Station, New York  11746
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (516) 428-1802

                         Eastco Industrial Safety Corp.
         (Former name or former address, if changed since last report.)

Item 2. Acquisition or Disposition of Assets

     1. On January 11, 1999, effective the close of business on December 31, 1998, the registrant sold certain of its assets ("Acquired Assets") of its distribution business and the Eastco name to Arbill Industries, Inc. ("Arbill"). Included in the Acquired Assets sold amongst various items were the following, excluding certain specified Excluded Assets.

          (a) Office and warehouse equipment, furniture, fixtures and catalogs.

          (b) Lists of all customers and suppliers of goods and services of the Distribution Division.

          (c) Intellectual Property used in the operation of the Distribution Division.

          (d) Specified leases and licenses.

          (e) Inventory.

          (f) Open sourcing orders or contracts and open purchase orders or contracts of the Distribution Division.

          (g) Registrant's rights, if any, in and to the names Eastco Industrial Safety and Puerto Rico Safety.

     2. Until the 60th day after January 11, 1999, the registrant will continue to collect the accounts receivable of the Distribution Division sold and on the 5th day thereafter, Arbill will purchase 90% of primarily all unpaid invoices subsequent to November 30, 1998.

     3. The purchase price for the acquired assets, which was determined by good faith negotiation between the two parties is $2,493,641.96, exclusive of related adjustments, payments applicable to rent and payments for open accounts receivable.

     4. Neither the registrant or any of its affiliates, directors, or officers or associates thereof have any material relationship with Arbill.

     5. The sale described above was made pursuant to an asset purchase agreement between the registrant and Arbill dated December 14, 1998 ("Asset
Purchase  Agreement").  A copy of the Asset  Purchase  Agreement  is  annexed as
Exhibit 10.14 hereto. Reference is made to this agreement for the full terms of this transaction, including registrant's covenant not to compete.

Item 5. Other Events.

     In connection with the consummation of the Asset Purchase Agreement the registrant entered into Amendment No. 9 to the

Company's  agreements with Congress  Financial Corp.  which is annexed hereto as
Exhibit 10.15, allowing Congress to release its lien against the assets sold by the registrant to Arbill pursuant to the Asset Purchase Agreement.

Item 7. Financial Statements and Exhibits.

     (b)  Pro Forma Financial Information


                            WORKSAFE INDUSTRIES INC.
                   PRO-FORMA CONSOLIDATED BALANCE SHEET AS AT
                               SEPTEMBER 30, 1998

                                                                                                                        PRO-FORMA
                                                                           SEPTEMBER 30,            DISTRIB. DIV.      SEPTEMBER 30,
                                                                               1998                 ADJUSTMENTS           1998
                                                                           -------------            -------------      -------------
                                                                            (UNAUDITED)                                (UNAUDITED)
                          ASSETS

CURRENT ASSETS
              CASH AND CASH EQUIVALENTS                                    $     58,395                                $     58,395
              ACCOUNTS RECEIVABLE - NET                                       5,804,763                                   5,804,763
              INVENTORIES                                                     7,363,853           ($1,594,146) B          5,769,707
              OTHER                                                             570,458                                     570,458
              NOTES RECEIVABLE- CURRENT                                                               210,000 C             210,000

                          TOTAL CURRENT ASSETS                               13,797,469           ($1,384,146)           12,413,323

PROPERTY, PLANT AND EQUIPMENT,  NET                                           2,240,767               (36,218) D          2,204,549

EXCESS OF COST OVER NET ASSETS ACQUIRED                                         420,529                                     420,529
OTHER ASSETS                                                                     15,427                                      15,427
NOTES RECEIVABLE, LESS CURRENT MATURITIES                                                             105,000 C             105,000

                          TOTAL ASSETS                                     $ 16,474,192           ($1,315,364)         $ 15,158,828

LIABILITIES AND SHAREHOLDERS EQUITY

CURRENT LIABILITIES
              LOANS PAYABLE                                                $  8,027,254           ($1,848,336) A       $  6,178,918
              CURRENT MATURITIES OF LONG-TERM DEBT                              278,463                                     278,463
              ACCOUNTS PAYABLE                                                3,790,612                                   3,790,612
              ACCRUED EXPENSES                                                  294,532                                     294,532

                          TOTAL CURRENT LIABILITIES                          12,390,861            (1,848,336)           10,542,525

LONG-TERM DEBT, LESS CURRENT MATURITIES                                         468,346                                     468,346

              TOTAL LIABILITIES                                              12,859,207            (1,848,336)           11,010,871

SHAREHOLDERS'  EQUITY (DEFICIENCY)
              PREFERRED STOCK                                                       --
              COMMON STOCK                                                      201,970                                     201,970
              ADDITIONAL PAID IN CAPITAL                                      9,807,708                                   9,807,708
              (DEFICIT)                                                      (6,394,693)              532,972 E          (5,861,721)

                          TOTAL SHAREHOLDERS' EQUITY                          3,614,985               532,972             4,147,957

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                 $ 16,474,192           ($1,315,364)         $ 15,158,828

                            WORKSAFE INDUSTRIES INC.
                PRO FORMA - CONSOLIDATED STATEMENT OF OPERATIONS

                                                                           ACTUAL                OPERATIONS              PRO-FORMA
                                                                            YEAR                     OF                     YEAR
                                                                            ENDED                DISTRIBUTION              ENDED
                                                                         JUNE 30,1998              DIVISION             JUNE 30,1998
                                                                         ------------            ------------           ------------
NET SALES                                                                 $34,339,038             $9,571,559            $24,767,479

COST OF SALES                                                              28,622,886              8,030,538             20,592,348

GROSS PROFIT                                                                5,716,152              1,541,021              4,175,131

SELLING, GENERAL & ADMINISTRATIVE EXPENSES                                  5,369,397              1,925,893              3,443,504

INCOME(LOSS) FROM OPERATIONS                                                  346,755               (384,872)               731,627

INTEREST EXPENSE, NET                                                         879,406                319,800                559,606

OTHER (INCOME) NET                                                            (44,166)                     0                (44,166)

NET(LOSS)/INCOME                                                            ($488,485)             ($704,672)              $216,187

INCOME/(LOSS) PER COMMON SHARE
              BASIC                                                            ($0.29)                                        $0.13

              DILUTED                                                          ($0.29)                                        $0.13

AVERAGE NUMBER OF SHARES USED IN
     COMPUTING PER SHARE AMOUNTS

              BASIC                                                         1,683,079                                     1,683,079

              DILUTED                                                       1,683,079                                     1,683,079

                            WORKSAFE INDUSTRIES INC.
                PRO FORMA - CONSOLIDATED STATEMENT OF OPERATIONS

                                                                             ACTUAL               OPERATIONS          PRO-FORMA
                                                                          THREE-MONTHS                OF             THREE-MONTHS
                                                                             ENDED                DISTRIBUTION          ENDED
                                                                         SEPTEMBER 30,1998         DIVISION        SEPTEMBER 30,1998
                                                                         -----------------        ------------     -----------------
                                                                           (UNAUDITED)                                (UNAUDITED)
NET SALES                                                                  $8,000,263             $2,332,327          $5,667,936

COST OF SALES                                                               6,714,718              1,933,964           4,780,754

GROSS PROFIT                                                                1,285,545                398,363             887,182

SELLING, GENERAL & ADMINISTRATIVE EXPENSES                                  1,304,395                504,858             799,537

INTEREST EXPENSE, NET                                                         277,624                146,900             130,724

OTHER (INCOME) NET                                                            (12,651)                     0             (12,651)

NET INCOME (LOSS)                                                           ($283,823)             ($253,395)           ($30,428)

INCOME/(LOSS) PER COMMON SHARE
              BASIC                                                            ($0.17)                                    ($0.02)

              DILUTED                                                          ($0.17)                                    ($0.02)

AVERAGE NUMBER OF SHARES USED IN
     COMPUTING PER SHARE AMOUNTS

              BASIC                                                         1,683,079                                  1,683,079

              DILUTED                                                       1,683,079                                  1,683,079


NOTES TO THE PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

1.   Basis of Presentaion

Reference is made to Item 2. of this filing for a description of the Distribution Division (as defined in Item 2) for which the following pro forma financial statements are provided.

The unaudited pro forma balance sheet eliminates the assets of the Distribution Division as of September 30,1998 that were sold and further includes the transaction assuming the disposition had been completed as of the respective balance sheet date. The pro forma statements of operations are the manufacturing operations of Worksafe Industries Inc. for the year ended June 30, 1998 and for the three months ended September 30, 1998 assuming that the Distribution Division sale occurred at the beginning of the periods presented.

The historical balance sheet used in preparation of the pro forma financial statements has been derived from Worksafe Industries Inc.'s unaudited financial statements as of September 30, 1998. The historical statement of operations for the year ended June 30, 1998 has been derived from the audited statements of operations for such period. The historical statement of operations for the three months ended September 30, 1998 has been derived from the Company's unaudited financial statements for such period.

2.   Unaudited Pro Forma Adjustments

A description of the adjustments included in the unaudited pro forma financial statements are as follows:

A) Amount of cash received in the transaction less estimated transaction costs of $245,000 used to pay down debt

B) Cost of inventories sold to acquiror plus additional inventory reserve of $100,000 for merchandise not sold based on agreement formula

C)   Total of $315,000 note received from acquiror

D)   Book value of Property, Plant & Equipment purchased by the acquiror

E)   Reflects the estimated gain on the sale of the Distribution Division

     (c)  Exhibit Number

          10.14 Asset Purchase Agreement between the registrant and Arbill Industries Inc. dated December 14, 1998 (without exhibits and schedules)

          10.15 Amendment Number 9 to line of credit agreement with Congress Financial Corp.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 26, 1999

                                                 WORKSAFE INDUSTRIES INC.

                                                 By: /s/ Arthur Wasserspring
                                                     ---------------------------
                                                     ARTHUR WASSERSPRING
                                                     Vice-President of
                                                     Finance, Treasurer
                                                     and Chief Financial
                                                     Officer